EXHIBIT 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Page
Financial Highlights	1
Consolidated Financial Statements
Income Statements	2
Balance Sheets	3
Segment Results
Income Statement Highlights	4
Balance Sheet Highlights	5
Property and Casualty
Condensed Income Statements	6
Statutory Underwriting Profit/(Loss), reconciled to GAAP	7
Selected Statutory Product Information	8
Allmerica Financial Services
Condensed Income Statements	9
Segment Income By Product Line	10-11
Selected Financial Information-Variable Annuities	12
Future Policy Benefits and Account Balances	13
Asset Management
Condensed Income Statements and Supplemental Information	14
Corporate
Condensed Income Statements	15
Investment Results
Net Investment Income	16
Aging of Gross Unrealized Losses on Securities Available for Sale	17
Credit Quality of Fixed Maturities	18
Historical Financial Highlights	19-21
Other Information
Corporate Information	Inside back cover
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2003	2002	% Change	2003	2002	% Change
RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Segment income (loss) (1)	$29.5	$22.5	31.1	$86.3	$(504.4)	N/M
Federal income tax benefit (expense) on segment income	0.8	(0.6)	N/M	6.1	229.0	(97.3)
Net realized investment gains (losses), net of taxes and amortization	4.0	(45.8)	N/M	10.4	(89.4)	N/M
(Loss) gain on derivative instruments, net of taxes	(5.4)	6.5	N/M	(4.5)	26.2	N/M
Gain from retirement of trust instruments supported by funding obligations, net of taxes	—	66.7	N/M	3.7	66.7	(94.5)
Restructuring costs, net of taxes	(14.9)	(9.6)	55.2	(18.7)	(9.6)	94.8
Other reorganization expenses, net of taxes	—	(4.5)	N/M	—	(4.5)	N/M
(Loss) income from sale of universal life business, net of taxes	—	(20.3)	N/M	3.6	(20.3)	N/M
Additional consideration received from sale of defined contribution business, net of taxes	—	—	—	—	2.3	N/M
Sales practice litigation, net of taxes	—	—	—	—	1.6	N/M

Income (loss) before effect of accounting change	14.0	14.9	(6.0)	86.9	(302.4)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	(3.7)	N/M

Net income (loss)	$14.0	$14.9	(6.0)	$86.9	$(306.1)	N/M

PER SHARE DATA (DILUTED)
Segment income (loss) (1)	$0.55	$0.43	27.9	$1.62	$(9.54)	N/M
Federal income tax benefit (expense) on segment income	0.02	(0.01)	N/M	0.12	4.33	(97.2)
Net realized investment gains (losses), net of taxes and amortization	0.07	(0.87)	N/M	0.19	(1.69)	N/M
(Loss) gain on derivative instruments, net of taxes	(0.10)	0.12	N/M	(0.08)	0.50	N/M
Gain from retirement of trust instruments supported by funding obligations, net of taxes	—	1.26	N/M	0.07	1.26	(94.4)
Restructuring costs, net of taxes	(0.28)	(0.18)	55.6	(0.35)	(0.18)	94.4
Other reorganization expenses, net of taxes	—	(0.09)	N/M	—	(0.09)	N/M
(Loss) income from sale of universal life business, net of taxes	—	(0.38)	N/M	0.06	(0.38)	N/M
Additional consideration received from sale of defined contribution business, net of taxes	—	—	—	—	0.04	N/M
Sales practice litigation, net of taxes	—	—	—	—	0.03	N/M

Income (loss) before effect of accounting change	0.26	0.28	(7.1)	1.63	(5.72)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	(0.07)	N/M

Net income (loss)	$0.26	$0.28	(7.1)	$1.63	$(5.79)	N/M

	December 31 2003		December 31 2002		% Change
BALANCE SHEET
Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,001.6		$830.3		20.6
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$553.4		$481.9		14.8
First Allmerica Financial Life Insurance Company	$176.6		$200.0		(11.7)
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,545.6		$1,400.9		10.3
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,194.9		1,197.9		(0.3)
AFC Holding Company and other	(520.3)		(526.6)		(1.2)

Total shareholders’ equity	$2,220.2		$2,072.2		7.1

Book value per share
The Hanover Insurance Company (consolidated)	$29.16		$26.39		10.5
Allmerica Financial Life Insurance and Annuity Company (consolidated)	22.55		22.64		(0.4)
AFC Holding Company and other	(9.82)		(9.91)		(0.9)

Total book value per share	$41.89		$39.12		7.1

Book value per share, excluding accumulated other comprehensive income	$41.59		$39.83		4.4
Shares outstanding (2)	53.0		52.9
Stock price	$30.77		$10.10		N/M
Price/book value per share	0.7	x	0.3	x	0.4	x
Debt/equity (3)	22.5%		9.6%		12.9	pts
Debt/total capital (3)	18.4%		7.8%		10.6	pts
Debt plus preferred securities of a subsidiary trust/total capital	18.4%		19.4%		(1.0	)pts

(1)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

(2)	Shares outstanding do not include common stock equivalents.

(3)	Debt includes the mandatorily redeemable preferred securities of a subsidiary trust in 2003 in accordance with Statement of Financial Accounting Standards No. 150.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2003	2002	% Change	2003	2002	% Change
REVENUES
Premiums	$570.5	$583.9	(2.3)	$2,282.3	$2,320.1	(1.6)
Universal life and investment product policy fees	76.6	117.9	(35.0)	319.3	409.8	(22.1)
Net investment income	109.1	137.3	(20.5)	455.7	590.2	(22.8)
Net realized investment gains (losses)	5.7	(78.4)	N/M	24.1	(162.3)	N/M
Other income	38.8	53.3	(27.2)	182.2	158.8	14.7

Total revenues	800.7	814.0	(1.6)	3,263.6	3,316.6	(1.6)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	460.9	532.1	(13.4)	1,918.7	2,202.0	(12.9)
Policy acquisition expenses	142.3	167.8	(15.2)	602.6	1,080.4	(44.2)
Gain from retirement of trust instruments supported by funding obligations	—	(102.6)	N/M	(5.7)	(102.6)	(94.4)
(Loss) income from sale of universal life business	—	31.3	N/M	(5.5)	31.3	N/M
Losses (gains) on derivative instruments	8.7	(10.0)	N/M	10.3	(40.3)	N/M
Restructuring costs	22.9	14.8	54.7	28.7	14.8	93.9
Other operating expenses	157.5	162.7	(3.2)	635.0	652.2	(2.6)

Total benefits, losses and expenses	792.3	796.1	(0.5)	3,184.1	3,837.8	(17.0)

Income (loss) before federal income taxes	8.4	17.9	(53.1)	79.5	(521.2)	N/M
Federal income tax benefit	(5.6)	(1.0)	N/M	(7.4)	(234.8)	(96.8)

Income (loss) before minority interest and cumulative effect of change in accounting principle	14.0	18.9	(25.9)	86.9	(286.4)	N/M

Minority interest:
Distributions on mandatorily redeemable preferred securities of a subsidiary trust (3)	—	(4.0)	N/M	—	(16.0)	N/M

Income (loss) before cumulative effect of change in accounting principle	14.0	14.9	(6.0)	86.9	(302.4)	N/M
Cumulative effect of change in accounting principle	—	—	—	—	(3.7)	N/M

Net income (loss)	$14.0	$14.9	(6.0)	$86.9	$(306.1)	N/M

PER SHARE DATA (DILUTED) (2)
Income (loss) before cumulative effect of change in accounting principle	$0.26	$0.28	(7.1)	$1.63	$(5.72)	N/M
Cumulative effect of change in accounting principle	—	—	—	—	(0.07)	N/M

Net income (loss) (1)	$0.26	$0.28	(7.1)	$1.63	$(5.79)	N/M

Weighted average shares outstanding	53.5	52.9		53.2	52.9

(1)	Basic net income (loss) per share was $0.26 and $0.28 for the quarters ended December 31, 2003 and 2002, respectively and $1.64 and $(5.79) for the years ended December 31, 2003 and 2002, respectively.

(2)	Excludes 0.2 million shares due to antidilution for the year ended December 31, 2002.

(3)	In 2003, these costs are reflected in other operating expenses in accordance with Statement of Financial Accounting Standards No. 150.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2003	December 31 2002	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,346.3 and $7,715.9)	$7,646.5	$8,003.1	(4.5)
Equity securities, at fair value (cost of $9.1 and $49.1)	15.3	52.8	(71.0)
Mortgage loans	175.1	259.8	(32.6)
Policy loans	268.0	361.4	(25.8)
Other long-term investments	80.7	129.7	(37.8)

Total investments	8,185.6	8,806.8	(7.1)

Cash and cash equivalents	380.5	389.8	(2.4)
Accrued investment income	126.5	138.3	(8.5)
Premiums, accounts, and notes receivable, net	480.9	564.7	(14.8)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	2,111.2	2,075.8	1.7
Deferred policy acquisition costs	1,115.5	1,242.2	(10.2)
Deferred federal income tax asset	381.0	413.2	(7.8)
Goodwill	128.2	131.2	(2.3)
Other assets	367.7	473.5	(22.3)
Separate account assets	11,835.4	12,343.4	(4.1)

Total assets	$25,112.5	$26,578.9	(5.5)

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,556.8	$3,935.7	(9.6)
Outstanding claims, losses and loss adjustment expenses	3,124.9	3,066.5	1.9
Unearned premiums	1,032.5	1,047.0	(1.4)
Contractholder deposit funds and other policy liabilities	683.7	737.2	(7.3)

Total policy liabilities and accruals	8,397.9	8,786.4	(4.4)

Expenses and taxes payable	822.7	1,115.5	(26.2)
Reinsurance premiums payable	136.5	559.1	(75.6)
Trust instruments supported by funding obligations	1,200.3	1,202.8	(0.2)
Long-term debt (1)	499.5	199.5	N/M
Separate account liabilities	11,835.4	12,343.4	(4.1)

Total liabilities	22,892.3	24,206.7	(5.4)

MINORITY INTEREST
Mandatorily redeemable preferred securities of a subsidiary trust (1)	—	300.0	N/M
SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,775.6	1,768.4	0.4
Accumulated other comprehensive income (loss)	16.1	(37.4)	N/M
Retained earnings	833.1	746.2	11.6
Treasury stock at cost (7.4 and 7.5 million shares)	(405.2)	(405.6)	(0.1)

Total shareholders’ equity	2,220.2	2,072.2	7.1

Total liabilities and shareholders’ equity	$25,112.5	$26,578.9	(5.5)

(1)	Long-term debt includes the mandatorily redeemable preferred securities of a subsidiary trust in 2003 in accordance with Statement of Financial Accounting Standards No. 150.

ALLMERICA FINANCIAL CORPORATION

SEGMENT RESULTS

INCOME STATEMENT HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
SEGMENT REVENUES (1)
Property and Casualty	$617.0	$633.2	(2.6)	$2,453.6	$2,498.7	(1.8)
Allmerica Financial Services	159.3	230.7	(30.9)	703.7	854.7	(17.7)
Asset Management	20.1	31.2	(35.6)	88.4	127.2	(30.5)
Corporate	0.5	0.7	(28.6)	1.9	5.0	(62.0)
Eliminations and other	(2.3)	(3.5)	(34.3)	(11.5)	(10.3)	11.7

Total segment revenues	$794.6	$892.3	(10.9)	$3,236.1	$3,475.3	(6.9)

SEGMENT INCOME (2)
Property and Casualty	$40.2	$35.2	14.2	$143.6	$184.3	(22.1)
Allmerica Financial Services	11.9	(0.7)	N/M	26.9	(625.0)	N/M
Asset Management	1.1	8.5	(87.1)	11.3	24.4	(53.7)
Corporate	(23.7)	(20.5)	15.6	(95.5)	(88.1)	8.4

Total segment income (loss) before federal income taxes	$29.5	$22.5	31.1	$86.3	$(504.4)	N/M

	Year ended December 31
(In millions)	2003	2002	2001	2000	1999
SEGMENT REVENUES (1)
Property and Casualty	$2,453.6	$2,498.7	$2,454.8	$2,307.7	$2,189.4
Allmerica Financial Services	703.7	854.7	826.5	867.2	808.3
Asset Management	88.4	127.2	155.2	149.2	150.5
Corporate	1.9	5.0	6.7	6.3	6.0
Eliminations and other	(11.5)	(10.3)	(7.5)	(7.0)	(5.9)

Total segment revenues	$3,236.1	$3,475.3	$3,435.7	$3,323.4	$3,148.3

SEGMENT INCOME (2)
Property and Casualty	$143.6	$184.3	$93.5	$190.0	$199.6
Allmerica Financial Services	26.9	(625.0)	143.0	222.8	205.5
Asset Management	11.3	24.4	20.7	22.5	23.5
Corporate	(95.5)	(88.1)	(88.4)	(85.4)	(83.9)

Total segment income (loss) before federal income taxes	$86.3	$(504.4)	$168.8	$349.9	$344.7

(1)	Represents revenues generated by the Company’s three operating segments, as well as the Corporate segment.

(2)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

ALLMERICA FINANCIAL CORPORATION

SEGMENT RESULTS

BALANCE SHEET HIGHLIGHTS

	December 31, 2003
(In millions)	Property and Casualty	Allmerica Financial Services	Asset Management	Corporate(1)	Total
Cash and investments	$3,799.4	$3,368.1	$1,329.9	$68.7	$8,566.1
Reinsurance receivables	1,177.3	933.9	—	—	2,111.2
Deferred policy acquisition costs	223.5	892.0	—	—	1,115.5
Separate account assets	—	11,835.4	—	—	11,835.4
Other assets	1,032.6	358.9	139.6	(46.8)	1,484.3

Total assets	$6,232.8	$17,388.3	$1,469.5	$21.9	$25,112.5

Policy liabilities and accruals:
Future policy benefits	$105.6	$3,451.2	$—	$—	$3,556.8
Outstanding claims, losses and loss adjustment expenses	3,099.1	25.8	—	—	3,124.9
Unearned premiums	1,030.8	1.7	—		1,032.5
Contractholder deposit funds and other policy liabilities	30.4	445.8	207.5	—	683.7

Total policy liabilities and accruals	$4,265.9	$3,924.5	$207.5	$—	$8,397.9

Trust instruments supported by funding obligations	$—	$—	$1,200.3	$—	$1,200.3

Separate account liabilities	$—	$11,835.4	$—	$—	$11,835.4

	December 31, 2002
	Property and Casualty	Allmerica Financial Services	Asset Management	Corporate(1)	Total
Cash and investments	$3,604.7	$4,160.2	$1,368.3	$63.4	$9,196.6
Reinsurance receivables	1,101.0	974.8	—	—	2,075.8
Deferred policy acquisition costs	215.1	1,027.1	—	—	1,242.2
Separate account assets	—	12,343.4	—	—	12,343.4
Other assets	1,135.3	466.1	191.5	(72.0)	1,720.9

Total assets	$6,056.1	$18,971.6	$1,559.8	$(8.6)	$26,578.9

Policy liabilities and accruals:
Future policy benefits	$106.5	$3,829.2	$—	$—	$3,935.7
Outstanding claims, losses and loss adjustment expenses	3,035.9	30.6	—	—	3,066.5
Unearned premiums	1,045.2	1.8	—	—	1,047.0
Contractholder deposit funds and other policy liabilities	14.2	514.9	208.1	—	737.2

Total policy liabilities and accruals	$4,201.8	$4,376.5	$208.1	$—	$8,786.4

Trust instruments supported by funding obligations	$—	$—	$1,202.8	$—	$1,202.8

Separate account liabilities	$—	$12,343.4	$—	$—	$12,343.4

(1)	Total assets include corporate eliminations of $(48.9) million and $(78.9) million at December 31, 2003 and December 31, 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENT

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
REVENUES
Net premiums written	$524.0	$543.5	(3.6)	$2,234.2	$2,267.3	(1.5)
Change in unearned premiums, net of prepaid reinsurance premiums	39.2	31.5	24.4	6.2	4.7	31.9

Net premiums earned	563.2	575.0	(2.1)	2,240.4	2,272.0	(1.4)
Net investment income	46.8	48.6	(3.7)	183.5	202.0	(9.2)
Other income	7.0	9.6	(27.1)	29.7	24.7	20.2

Total segment revenue	617.0	633.2	(2.6)	2,453.6	2,498.7	(1.8)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses (1)	401.8	437.3	(8.1)	1,653.5	1,683.5	(1.8)
Policy acquisition expenses	119.0	108.3	9.9	457.6	424.5	7.8
Other operating expenses	56.0	52.4	6.9	198.9	206.4	(3.6)

Total losses and operating expenses	576.8	598.0	(3.5)	2,310.0	2,314.4	(0.2)

Segment income before federal income taxes	$40.2	$35.2	14.2	$143.6	$184.3	(22.1)

(1)	Policy benefits, claims, losses and loss adjustment expenses for the twelve months ended December 31, 2003 include a $21.9 million charge resulting from an adverse arbitration decision in the second quarter of 2003 related to an insurance pool in which one of Allmerica Financial Corporation’s subsidiaries, The Hanover Insurance Company, was formerly a participant.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING PROFIT/(LOSS), RECONCILED TO GAAP

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
Net premiums earned	$564.0	$575.5	(2.0)	$2,241.4	$2,273.2	(1.4)
Policy benefits, claims, losses and loss adjustment expenses (1)	401.4	442.4	(9.3)	1,650.9	1,688.0	(2.2)
Policy acquisition and other underwriting expenses	177.2	160.4	10.5	678.3	651.9	4.0
Policyholders’ dividends	(3.3)	2.7	N/M	(0.9)	3.9	N/M

Underwriting loss	$(11.3)	$(30.0)	N/M	$(86.9)	$(70.6)	23.1

Net investment income	46.8	48.6	(3.7)	183.5	202.0	(9.2)
Other income and expenses, net	6.3	4.9	28.6	24.8	17.4	42.5
Net deferred acquisition costs	(1.9)	0.9	N/M	8.8	16.1	(45.3)
Other Statutory to GAAP adjustments	0.3	10.8	(97.2)	13.4	19.4	(30.9)

Segment income before federal income taxes - GAAP Basis	$40.2	$35.2	14.2	$143.6	$184.3	(22.1)

PRETAX CATASTROPHE LOSSES	$10.1	$7.5	34.7	$59.4	$31.3	89.8

(1)	Policy benefits, claims, losses and loss adjustment expenses for the twelve months ended December 31, 2003 include a $21.9 million charge resulting from an adverse arbitration decision in the second quarter of 2003 related to an insurance pool in which one of Allmerica Financial Corporation’s subsidiaries, The Hanover Insurance Company, was formerly a participant.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

SELECTED STATUTORY PRODUCT INFORMATION

	Quarter ended December 31				Year ended December 31
(In millions, except ratios)	2003	2002	% Change		2003	2002	% Change
NET PREMIUMS WRITTEN
Personal automobile	$253.9	$252.4	0.6		$1,088.5	$1,090.1	(0.1)
Homeowners	99.4	89.5	11.1		386.9	351.9	9.9
Other personal	9.7	10.1	(4.0)		42.0	43.3	(3.0)

Total personal lines	363.0	352.0	3.1		1,517.4	1,485.3	2.2

Workers’ compensation	26.5	34.2	(22.5)		127.7	152.0	(16.0)
Commercial automobile	38.6	48.9	(21.1)		172.3	197.9	(12.9)
Commercial multiple peril	75.9	85.1	(10.8)		329.2	333.8	(1.4)
Other commercial	20.6	23.7	(13.1)		88.6	99.4	(10.9)

Total commercial lines	161.6	191.9	(15.8)		717.8	783.1	(8.3)

Total	$524.6	$543.9	(3.5)		$2,235.2	$2,268.4	(1.5)

NET PREMIUMS EARNED
Personal automobile	$275.1	$275.1	—		$1,091.0	$1,073.9	1.6
Homeowners	97.2	86.7	12.1		368.0	328.7	12.0
Other personal	10.5	11.1	(5.4)		42.7	43.7	(2.3)

Total personal lines	382.8	372.9	2.7		1,501.7	1,446.3	3.8

Workers’ compensation	31.2	38.9	(19.8)		134.1	169.0	(20.7)
Commercial automobile	44.4	53.1	(16.4)		183.0	216.5	(15.5)
Commercial multiple peril	82.9	85.3	(2.8)		329.7	338.7	(2.7)
Other commercial	22.7	25.3	(10.3)		92.9	102.7	(9.5)

Total commercial lines	181.2	202.6	(10.6)		739.7	826.9	(10.5)

Total	$564.0	$575.5	(2.0)		$2,241.4	$2,273.2	(1.4)

POLICY BENEFITS, CLAIMS AND LOSSES
Personal automobile	$192.4	$219.6	(12.4)		$796.0	$785.9	1.3
Homeowners	48.7	53.0	(8.1)		227.2	207.3	9.6
Other personal	6.1	6.5	(6.2)		18.4	20.4	(9.8)

Total personal lines	247.2	279.1	(11.4)		1,041.6	1,013.6	2.8

Workers’ compensation	44.2	19.3	129.0		119.5	109.2	9.4
Commercial automobile	20.5	32.6	(37.1)		89.2	129.7	(31.2)
Commercial multiple peril	38.3	42.4	(9.7)		164.4	185.1	(11.2)
Other commercial (1)	8.1	26.8	(69.8)		57.5	59.2	(2.9)

Total commercial lines	111.1	121.1	(8.3)		430.6	483.2	(10.9)

Total	$358.3	$400.2	(10.5)		$1,472.2	$1,496.8	(1.6)

LOSS ADJUSTMENT EXPENSES	$43.1	$42.2	2.1		$178.7	$191.2	(6.5)

RATIOS
LOSSES
Personal automobile	69.9%	79.8%	(9.9	)pts	73.0%	73.2%	(0.2	)pts
Homeowners	50.1%	61.1%	(11.0	)pts	61.7%	63.1%	(1.4	)pts
Other personal	58.1%	58.6%	(0.5	)pts	43.1%	46.7%	(3.6	)pts

Total personal lines	64.6%	74.8%	(10.2	)pts	69.4%	70.1%	(0.7	)pts

Workers’ compensation	141.7%	49.6%	92.1	pts	89.1%	64.6%	24.5	pts
Commercial automobile	46.2%	61.4%	(15.2	)pts	48.7%	59.9%	(11.2	)pts
Commercial multiple peril	46.2%	49.7%	(3.5	)pts	49.9%	54.7%	(4.8	)pts
Other commercial (1)	35.7%	105.9%	(70.2	)pts	61.9%	57.6%	4.3	pts

Total commercial lines	61.3%	59.8%	1.5	pts	58.2%	58.4%	(0.2	)pts

Total	63.5%	69.5%	(6.0	)pts	65.7%	65.8%	(0.1	)pts
LOSS ADJUSTMENT EXPENSES	7.6%	7.3%	0.3	pts	8.0%	8.4%	(0.4	)pts
POLICY ACQUISITION AND OTHER UNDERWRITING EXPENSES	33.8%	29.5%	4.3	pts	30.3%	28.7%	1.6	pts
POLICYHOLDERS’ DIVIDENDS	(0.6)%	0.5%	(1.1	)pts	—	0.2%	(0.2	)pts

COMBINED	104.3%	106.8%	(2.5	)pts	104.0%	103.1%	0.9	pts

(1)	Policy benefits, claims, and losses for the twelve months ended December 31, 2003 include a $21.9 million charge resulting from an adverse arbitration decision related to an insurance pool in which one of Allmerica Financial Corporation’s subsidiaries, The Hanover Insurance Company, was formerly a participant.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
REVENUES
Premiums	$7.3	$8.9	(18.0)	$41.9	$48.1	(12.9)
Fees:
Fees from surrenders	12.6	34.5	(63.5)	66.9	61.9	8.1
Other proprietary product fees	64.0	83.4	(23.3)	252.4	347.9	(27.5)
Net investment income	45.0	63.9	(29.6)	199.0	283.9	(29.9)
Brokerage and investment management income (1)	20.4	28.8	(29.2)	107.0	82.5	29.7
Other income	10.0	11.2	(10.7)	36.5	30.4	20.1

Total segment revenue	159.3	230.7	(30.9)	703.7	854.7	(17.7)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	61.8	87.5	(29.4)	259.0	501.6	(48.4)
Policy acquisition expenses	25.6	64.9	(60.6)	140.8	674.1	(79.1)
Brokerage and investment management variable expenses (1)	12.5	21.0	(40.5)	68.7	55.9	22.9
Other operating expenses	47.5	58.0	(18.1)	208.3	248.1	(16.0)

Total policy benefits, claims and operating expenses	147.4	231.4	(36.3)	676.8	1,479.7	(54.3)

Segment income (loss) before federal income taxes	$11.9	$(0.7)	N/M	$26.9	$(625.0)	N/M

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution of non-proprietary insurance and investment products as well as the management of assets for proprietary products. Variable expenses related to this business primarily consist of commissions and subadvisory fees.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

SEGMENT INCOME BY PRODUCT LINE

	Quarter ended December 31, 2003
(In millions)	Individual Annuities	Variable Universal Life (2)	Other Insurance (3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$7.3	$7.3	$—	$7.3
Fees:
Fees from surrenders	9.8	2.8	—	12.6	—	12.6
Other proprietary product fees	40.2	22.8	1.0	64.0	—	64.0
Net investment income	13.2	3.3	28.4	44.9	0.1	45.0
Brokerage and investment management income (1)	4.8	0.9	0.1	5.8	14.6	20.4
Other income	3.7	0.6	3.6	7.9	2.1	10.0

Total segment revenue	71.7	30.4	40.4	142.5	16.8	159.3

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	25.3	13.8	22.7	61.8	—	61.8
Policy acquisition expenses	21.0	3.7	0.9	25.6	—	25.6
Variable operating expenses	8.1	1.0	(0.7)	8.4	9.7	18.1

	54.4	18.5	22.9	95.8	9.7	105.5

Segment income before other operating expenses	$17.3	$11.9	$17.5	$46.7	$7.1	53.8

Other operating expenses (4)						41.9

Segment income before federal income taxes						$11.9

	Quarter ended December 31, 2002
	Individual Annuities	Variable Universal Life (2)	Other Insurance (3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$8.9	$8.9	$—	$8.9
Fees:
Fees from surrenders	30.7	3.7	0.1	34.5	—	34.5
Other proprietary product fees	42.8	25.3	15.3	83.4	—	83.4
Net investment income	18.4	3.0	42.4	63.8	0.1	63.9
Brokerage and investment management income (1)	6.0	1.1	0.2	7.3	21.5	28.8
Other income	1.9	0.4	6.1	8.4	2.8	11.2

Total segment revenue	99.8	33.5	73.0	206.3	24.4	230.7

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	30.2	12.4	44.9	87.5	—	87.5
Policy acquisition expenses	54.1	7.4	3.4	64.9	—	64.9
Variable operating expenses	8.1	2.9	0.9	11.9	17.6	29.5

	92.4	22.7	49.2	164.3	17.6	181.9

Segment income before other operating expenses	$7.4	$10.8	$23.8	$42.0	$6.8	48.8

Other operating expenses (4)						49.5

Segment loss before federal income taxes						$(0.7)

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution of non-proprietary insurance and investment products as well as the management of assets for proprietary products. Variable expenses related to this business primarily consist of commissions and subadvisory fees.

(2)	Variable universal life includes group variable universal life business.

(3)	Other insurance includes results from the closed block, universal life, traditional life, yearly renewable term life, individual health and other insurance and group retirement products.

(4)	Includes insurance and VeraVest distribution operating expenses.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

SEGMENT INCOME BY PRODUCT LINE

	Year ended December 31, 2003
(In millions)	Individual Annuities	Variable Universal Life (2)	Other Insurance (3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$41.9	$41.9	$—	$41.9
Fees:
Fees from surrenders	53.7	13.2	—	66.9	—	66.9
Other proprietary product fees	156.9	92.5	3.0	252.4	—	252.4
Net investment income	59.1	14.6	124.9	198.6	0.4	199.0
Brokerage and investment management income (1)	18.2	3.9	0.3	22.4	84.6	107.0
Other income	10.5	4.1	17.6	32.2	4.3	36.5

Total segment revenue	298.4	128.3	187.7	614.4	89.3	703.7

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	103.2	44.4	111.4	259.0	—	259.0
Policy acquisition expenses	120.0	18.5	2.3	140.8	—	140.8
Variable operating expenses	31.5	5.4	1.9	38.8	57.4	96.2

	254.7	68.3	115.6	438.6	57.4	496.0

Segment income before other operating expenses	$43.7	$60.0	$72.1	$175.8	$31.9	207.7

Other operating expenses (4)						180.8

Segment income before federal income taxes						$26.9

	Year ended December 31, 2002
	Individual Annuities	Variable Universal Life (2)	Other Insurance (3)	Total Insurance	VeraVest Distribution	Total
REVENUES
Premiums	$—	$—	$48.1	$48.1	$—	$48.1
Fees:
Fees from surrenders	50.3	10.8	0.8	61.9	—	61.9
Other proprietary product fees	180.5	104.7	62.7	347.9	—	347.9
Net investment income	81.3	11.5	190.9	283.7	0.2	283.9
Brokerage and investment management income (1)	26.9	5.0	1.3	33.2	49.3	82.5
Other income	8.9	0.9	15.3	25.1	5.3	30.4

Total segment revenue	347.9	132.9	319.1	799.9	54.8	854.7

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	265.3	45.2	191.1	501.6	—	501.6
Policy acquisition expenses	592.9	67.0	14.2	674.1	—	674.1
Variable operating expenses	35.6	12.9	3.9	52.4	40.8	93.2

	893.8	125.1	209.2	1,228.1	40.8	1,268.9

Segment (loss) income before other operating expenses	$(545.9)	$7.8	$109.9	$(428.2)	$14.0	(414.2)

Other operating expenses (4)						210.8

Segment loss before federal income taxes						$(625.0)

(1)	Brokerage and investment management income primarily reflects fees earned from the distribution of non-proprietary insurance and investment products as well as the management of assets for proprietary products. Variable expenses related to this business primarily consist of commissions and subadvisory fees.

(2)	Variable universal life includes group variable universal life business.

(3)	Other insurance includes results from the closed block, universal life, traditional life, yearly renewable term life, individual health and other insurance and group retirement products.

(4)	Includes insurance and VeraVest distribution operating expenses.

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

	Quarter ended
(In millions)	December 31 2003	September 30 2003	June 30 2003	March 31 2003	December 31 2002
VARIABLE INDIVIDUAL ANNUITIES - REDEMPTIONS BY DISTRIBUTION CHANNEL (1)
Agency	$233.7	$218.5	$259.4	$430.4	415.3
Select	114.6	111.6	130.7	267.8	441.3
Partner	157.6	163.5	162.4	292.2	426.8

	$505.9	$493.6	$552.5	$990.4	1,283.4

	December 31 2003	December 31 2002	% Change
VARIABLE INDIVIDUAL ANNUITIES - ACCOUNT VALUES BY DISTRIBUTION CHANNEL
Agency	$4,364.3	$4,623.6	(5.6)
Select	2,852.3	2,995.3	(4.8)
Partner	4,526.0	4,507.2	0.4

	$11,742.6	$12,126.1	(3.2)

NET AMOUNT AT RISK BY DISTRIBUTION CHANNEL
Agency	$956.5	$1,854.8	(48.4)
Select	565.7	1,037.3	(45.5)
Partner	1,029.0	1,720.3	(40.2)

	$2,551.2	$4,612.4	(44.7)

VARIABLE ANNUITY DEFERRED ACQUISITION COST ASSET BY DISTRIBUTION CHANNEL
Agency	$259.2	$290.7	(10.8)
Select	197.1	270.1	(27.0)
Partner	203.9	217.4	(6.2)

	$660.2	$778.2	(15.2)

(1)	Includes both full policy and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).

ALLMERICA FINANCIAL CORPORATION

ALLMERICA FINANCIAL SERVICES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	December 31 2003	December 31 2002	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$845.8	$854.2	(1.0)
Universal life (1)	661.6	703.0	(5.9)
Variable universal life (2)	221.2	222.9	(0.8)
Individual health (3)	260.3	265.4	(1.9)

Total insurance	1,988.9	2,045.5	(2.8)

Annuities
Individual annuities	1,363.1	1,716.0	(20.6)
Group annuities	572.5	615.0	(6.9)

Total annuities	1,935.6	2,331.0	(17.0)

Total general account reserves	$3,924.5	$4,376.5	(10.3)

SEPARATE ACCOUNT LIABILITIES
Variable individual life	$1,053.2	$977.9	7.7
Variable individual annuities	10,545.8	10,611.9	(0.6)

Total individual	11,599.0	11,589.8	0.1
Group variable universal life	127.0	349.7	(63.7)
Group annuities	109.4	403.9	(72.9)

Total group	236.4	753.6	(68.6)

Total separate account liabilities	$11,835.4	$12,343.4	(4.1)

	Quarter ended December 31			Year ended December 31
	2003	2002	% Change	2003	2002	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$10,034.9	$10,445.8	(3.9)	$10,611.9	$12,834.5	(17.3)
Direct premiums and deposits	21.0	73.2	(71.3)	103.9	1,892.4	(94.5)
Redemptions	(440.3)	(922.0)	(52.2)	(2,135.8)	(2,087.0)	2.3
Market appreciation (depreciation)	904.2	518.3	74.5	1,946.3	(2,284.5)	N/M
Transfers and other	26.0	496.6	(94.8)	19.5	256.5	(92.4)

Balance at end of period	$10,545.8	$10,611.9	(0.6)	$10,545.8	$10,611.9	(0.6)

(1)	Universal life reserves include reinsured balances of $633.8 million and $681.7 million at December 31, 2003 and December 31, 2002, respectively.

(2)	Variable universal life reserves include group variable universal life reserves of $23.6 million and $11.8 million at December 31, 2003 and December 31, 2002, respectively.

(3)	Individual health reserves include reinsured balances of $258.9 million and $264.0 million at December 31, 2003 and December 31, 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

ASSET MANAGEMENT

CONDENSED INCOME STATEMENTS AND SUPPLEMENTAL INFORMATION

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
INTEREST MARGINS ON GICS
Net investment income	$16.7	$24.4	(31.6)	$71.8	$100.2	(28.3)
Interest credited	(17.0)	(17.6)	(3.4)	(66.9)	(85.7)	(21.9)

Net interest margin	(0.3)	6.8	N/M	4.9	14.5	(66.2)

PREMIUM FINANCING BUSINESS
Fees	3.8	3.5	8.6	14.4	13.5	6.7
Operating expenses	(3.1)	(3.1)	—	(12.0)	(9.8)	22.4

Net premium financing business	0.7	0.4	75.0	2.4	3.7	(35.1)

FEES AND OTHER INCOME
External fees	1.1	2.0	(45.0)	6.5	8.1	(19.8)
Internal fees	1.3	1.3	—	5.2	5.9	(11.9)
Other operating expenses	(1.7)	(2.0)	(15.0)	(7.7)	(7.8)	(1.3)

Segment income before federal income taxes	$1.1	$8.5	(87.1)	$11.3	$24.4	(53.7)

	Year ended December 31
	2003	2002	% Change
GIC DEPOSITS
Outstanding GIC deposits, beginning of period	$1,410.0	$2,689.7	(47.6)
Withdrawals during the period	(69.1)	(1,577.3)	(95.6)
Deposits during the period	—	211.9	N/M
Interest credited during the period	66.9	85.7	(21.9)

Outstanding GIC deposits, end of period	$1,407.8	$1,410.0	(0.2)

	December 31
	2003		2002
GIC SCHEDULED MATURITIES
2003	$—		$83.3
2004	221.4		137.2
2005	732.7		672.2
2006	311.4		358.5
2007+	142.3		158.8

	1,407.8	(1)	1,410.0	(1)

(1)	Includes $4.1 million and $3.8 million of traditional GIC balances for the years ended December 31, 2003 and 2002, respectively

ALLMERICA FINANCIAL CORPORATION

CORPORATE

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2003	2002	% Change	2003	2002	% Change
REVENUES
Net investment income	$0.5	$0.7	(28.6)	$1.9	$5.0	(62.0)

OPERATING EXPENSES
Interest expense (1)	10.0	10.0	—	39.9	39.9	—
Other operating expenses	14.2	11.2	26.8	57.5	53.2	8.1

Total operating expenses	24.2	21.2	14.2	97.4	93.1	4.6

Net segment loss before federal income taxes	$(23.7)	$(20.5)	15.6	$(95.5)	$(88.1)	8.4

(1)	Reflects the reclassification, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information”, of costs that were classified as Minority Interest prior to the adoption of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”.

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

	Year ended December 31, 2003
(In millions, except yields)	Property and Casualty (1)	Yield	Allmerica Financial Services	Yield	Asset Management	Yield	Corporate(2)	Yield	Total	Yield
Fixed maturities	$188.5	6.00%	$161.7	5.85%	$73.4	6.33%	$1.3	4.58%	$424.9	5.99%
Equity securities	0.5	4.62%	0.5	2.99%	—	—	—	—	1.0	3.65%
Mortgages	6.3	8.50%	7.2	7.99%	5.3	8.47%	0.5	—	19.3	8.58%
All other	(8.0)	—	33.5	—	(5.3)	—	(0.5)	—	19.7	—
Investment expenses	(3.8)	—	(3.9)	—	(1.5)	—	—	—	(9.2)	—

Total	$183.5	5.57%	$199.0	5.88%	$71.9	5.85%	$1.3	3.86%	$455.7	5.74%

	Year ended December 31, 2002
	Property and Casualty (1)	Yield	Allmerica Financial Services	Yield	Asset Management	Yield	Corporate(2)	Yield	Total	Yield
Fixed maturities	$200.0	6.43%	$230.6	6.98%	$133.5	6.78%	$3.8	4.88%	$567.9	6.71%
Equity securities	0.7	3.84%	0.9	2.36%	—	—	—	—	1.6	2.88%
Mortgages	6.8	7.32%	10.2	8.72%	6.3	6.90%	0.6	—	23.9	8.00%
All other	(1.8)	—	50.1	—	(37.3)	—	(0.4)	—	10.6	—
Investment expenses	(3.7)	—	(7.9)	—	(2.2)	—	—	—	(13.8)	—

Total	$202.0	6.03%	$283.9	6.66%	$100.3	4.82%	$4.0	3.93%	$590.2	6.02%

(1)	Includes purchase accounting adjustments of $3.3 million and $3.5 million for the years ended December 31, 2003 and 2002, respectively.

(2)	Includes corporate eliminations of $0.6 million and $1.0 million for the years ended December 31, 2003 and 2002, respectively.

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

	December 31, 2003
	Unrealized Losses			Fair Value
(In millions)	Property and Casualty (1)	Life & Other (2)	Total	Property and Casualty (1)	Life & Other (2)	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$10.8	$7.0	$17.8	$555.1	$468.4	$1,023.5
7 - 12 months	4.9	10.8	15.7	92.7	239.0	331.7
Greater than 12 months	1.2	3.7	4.9	21.8	74.5	96.3

Total investment grade fixed maturities	16.9	21.5	38.4	669.6	781.9	1,451.5
BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.5	0.7	1.2	18.1	20.4	38.5
7 - 12 months	—	2.5	2.5	—	8.2	8.2
Greater than 12 months	0.5	5.2	5.7	8.1	29.0	37.1

Total below investment grade fixed maturities	1.0	8.4	9.4	26.2	57.6	83.8
Equity securities	—	0.1	0.1	0.5	1.3	1.8

Total fixed maturities and equity securities	$17.9	$30.0	$47.9	$696.3	$840.8	$1,537.1

	December 31, 2002
	Unrealized Losses			Fair Value
	Property and Casualty (1)	Life & Other (2)	Total	Property and Casualty (1)	Life & Other (2)	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$3.6	$9.8	$13.4	$147.7	$139.5	$287.2
7 - 12 months	0.5	0.6	1.1	21.3	7.2	28.5
Greater than 12 months	2.9	14.5	17.4	38.0	122.9	160.9

Total investment grade fixed maturities	7.0	24.9	31.9	207.0	269.6	476.6
BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	6.3	9.6	15.9	49.8	70.6	120.4
7 - 12 months	4.8	12.6	17.4	40.3	98.8	139.1
Greater than 12 months	9.7	31.4	41.1	42.1	114.0	156.1

Total below investment grade fixed maturities	20.8	53.6	74.4	132.2	283.4	415.6
Equity securities	0.1	0.3	0.4	—	1.1	1.1

Total fixed maturities and equity securities	$27.9	$78.8	$106.7	$339.2	$554.1	$893.3

(1)	Property and Casualty includes The Hanover Insurance Company, Citizens Insurance Company of America, and their subsidiaries and excludes discontinued Group Life & Health.

(2)	Life & Other includes Allmerica Financial Life Insurance and Annuity Company, First Allmerica Financial Life Insurance Company, Allmerica Financial Corporation (the holding company) and other non-Property and Casualty subsidiaries.

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		December 31, 2003
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty (1)	Life & Other (2)	Total	Property and Casualty (1)	Life & Other (2)	Total
1	Aaa/Aa/A	$2,316.9	$2,385.7	$4,702.6	$2,392.7	$2,467.2	$4,859.9
2	Baa	870.0	1,351.7	2,221.7	894.3	1,435.5	2,329.8
3	Ba	91.5	133.9	225.4	97.0	138.8	235.8
4	B	76.1	64.3	140.4	83.9	65.9	149.8
5	Caa and lower	25.9	14.3	40.2	34.6	19.4	54.0
6	In or near default	5.4	10.6	16.0	5.9	11.3	17.2

Total fixed maturities		$3,385.8	$3,960.5	$7,346.3	$3,508.4	$4,138.1	$7,646.5

		December 31, 2002
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty (1)	Life & Other (2)	Total	Property and Casualty (1)	Life & Other (2)	Total
1	Aaa/Aa/A	$2,304.6	$2,513.7	$4,818.3	$2,398.5	$2,662.9	$5,061.4
2	Baa	562.2	1,514.6	2,076.8	581.4	1,599.1	2,180.5
3	Ba	133.1	310.3	443.4	129.2	281.4	410.6
4	B	110.2	115.6	225.8	106.6	106.0	212.6
5	Caa and lower	50.6	68.6	119.2	45.0	65.5	110.5
6	In or near default	9.1	23.3	32.4	8.0	19.5	27.5

Total fixed maturities		$3,169.8	$4,546.1	$7,715.9	$3,268.7	$4,734.4	$8,003.1

(1)	Property and Casualty includes The Hanover Insurance Company, Citizens Insurance Company of America, and their subsidiaries and excludes discontinued Group Life & Health.

(2)	Life & Other includes Allmerica Financial Life Insurance and Annuity Company, First Allmerica Financial Life Insurance Company, Allmerica Financial Corporation (the holding company) and other non-Property and Casualty subsidiaries.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2003	Q4 03	Q3 03	Q2 03	Q1 03	2002	Q4 02	Q3 02	Q2 02	Q1 02
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$143.6	$40.2	$38.6	$20.6	$44.2	$184.3	$35.2	$58.5	$51.6	$39.0
Allmerica Financial Services	26.9	11.9	(5.8)	18.4	2.4	(625.0)	(0.7)	(540.2)	(113.8)	29.7
Asset Management	11.3	1.1	5.2	2.5	2.5	24.4	8.5	5.7	5.1	5.1
Corporate (2)	(95.5)	(23.7)	(23.9)	(24.6)	(23.3)	(88.1)	(20.5)	(23.7)	(21.3)	(22.6)

Total segment income (loss) before federal income taxes	$86.3	$29.5	$14.1	$16.9	$25.8	$(504.4)	$22.5	$(499.7)	$(78.4)	$51.2

Federal income tax benefit (expense) on segment income (loss)	6.1	0.8	5.6	1.8	(2.1)	229.0	(0.6)	184.7	50.7	(5.8)

Total segment income (loss) after federal income taxes	92.4	30.3	19.7	18.7	23.7	(275.4)	21.9	(315.0)	(27.7)	45.4
Net realized investment gains (losses), net of amortization and taxes	10.4	4.0	(8.2)	6.6	8.0	(89.4)	(45.8)	(0.7)	(38.5)	(4.4)
Gain from retirement of trust instruments supported by funding obligations, net of taxes	3.7	—	0.4	0.3	3.0	66.7	66.7	—	—	—
Income (loss) from sale of universal life business, net of taxes	3.6	—	—	—	3.6	(20.3)	(20.3)	—	—	—
(Losses) gains on derivative instruments, net of taxes	(4.5)	(5.4)	0.3	(0.4)	1.0	26.2	6.5	—	9.1	10.6
Restructuring costs, net of taxes	(18.7)	(14.9)	(0.8)	(0.8)	(2.2)	(9.6)	(9.6)	—	—	—
Other items, net of taxes	—	—	—	—	—	(0.6)	(4.5)	2.3	1.6	—

Income (loss) before cumulative effect of accounting change	86.9	14.0	11.4	24.4	37.1	(302.4)	14.9	(313.4)	(55.5)	51.6
Cumulative effect of change in accounting principle, net of taxes		—	—	—	—	(3.7)	—	—	—	(3.7)

NET INCOME (LOSS)	$86.9	$14.0	$11.4	$24.4	$37.1	$(306.1)	$14.9	$(313.4)	$(55.5)	$47.9

PER SHARE DATA (DILUTED)
NET INCOME (LOSS)	$1.63	$0.26	$0.21	$0.46	$0.70	$(5.79)	$0.28	$(5.93)	$(1.05)	$0.90
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (3)	53.2	53.5	53.3	53.0	53.0	52.9	52.9	52.9	52.9	53.1
BALANCE SHEET
Total investments		$8,185.6	$8,279.5	$8,219.0	$8,172.2		$8,806.8	$9,816.0	$9,844.9	$9,977.2
Separate account assets		$11,835.4	$11,546.0	$11,719.0	$11,016.2		$12,343.4	$12,152.9	$14,054.3	$15,085.9
Total assets		$25,112.5	$25,008.0	$25,173.2	$24,372.8		$26,578.9	$27,528.6	$29,157.3	$30,292.2
Total shareholders’ equity		$2,220.2	$2,196.6	$2,225.6	$2,115.9		$2,072.2	$2,105.4	$2,391.7	$2,384.8
Book value per share		$41.89	$41.42	$41.96	$39.86		$39.12	$39.69	$45.07	$44.98
Book value per share, excluding accumulated other comprehensive income		$41.59	$41.30	$41.07	$40.59		$39.83	$39.47	$45.32	$46.32

(1)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

(2)	Reflects the reclassification, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segment of an Enterprise and Related Information”, of costs that were classified as Minority Interest prior to the adoption of Statements of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”.

(3)	Excludes 0.2 million shares for the year ended December 31, 2002, 0.1 million shares for the quarter ended September 30, 2002 and 0.4 million shares for the quarter ended June 30, 2002 due to antidilution.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2001	Q4 01	Q3 01	Q2 01	Q1 01	2000	Q4 00	Q3 00	Q2 00	Q1 00
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$93.5	$29.0	$6.8	$41.5	$16.2	$190.0	$33.6	$59.4	$53.9	$43.1
Allmerica Financial Services	143.0	21.7	34.4	42.6	44.3	222.8	56.2	56.7	55.5	54.4
Asset Management	20.7	4.2	6.1	4.4	6.0	22.5	7.0	5.8	4.6	5.1
Corporate (2)	(88.4)	(22.4)	(21.9)	(21.7)	(22.4)	(85.4)	(26.5)	(19.9)	(18.3)	(20.7)

Total segment income before federal income taxes	$168.8	$32.5	$25.4	$66.8	$44.1	$349.9	$70.3	$102.0	$95.7	$81.9

Federal income tax (expense) benefit on segment income	(4.3)	1.5	9.0	(7.9)	(6.9)	(48.7)	10.1	(22.1)	(21.2)	(15.5)

Total segment income after federal income taxes	164.5	34.0	34.4	58.9	37.2	301.2	80.4	79.9	74.5	66.4
Net realized investment losses, net of amortization and taxes	(78.8)	(12.6)	(2.8)	(51.0)	(12.4)	(87.8)	(20.5)	(17.4)	(13.7)	(36.2)
(Losses) gains on derivative instruments, net of taxes	(22.9)	(24.4)	(0.4)	0.3	1.6	—	—	—	—	—
Loss from selected property and casualty exited agencies, policies, groups and programs, net of taxes	(44.4)	(44.4)	—	—	—	—	—	—	—	—
Voluntary pool environmental losses, net of taxes	(21.5)	(21.5)	—	—	—	—	—	—	—	—
Restructuring costs, net of taxes	(1.8)	(1.8)	—	—	—	(13.5)	(0.3)	—	(13.2)	—
Other items, net of taxes	5.0	—	—	5.0	—	—	—	—	—	—

Income (loss) before cumulative effect of accounting change	0.1	(70.7)	31.2	13.2	26.4	199.9	59.6	62.5	47.6	30.2
Cumulative effect of change in accounting principle, net of taxes	(3.2)	—	—	—	(3.2)	—	—	—	—	—

NET (LOSS) INCOME	$(3.1)	$(70.7)	$31.2	$13.2	$23.2	$199.9	$59.6	$62.5	$47.6	$30.2

PER SHARE DATA (DILUTED)
NET (LOSS) INCOME	$(0.06)	$(1.34)	$0.59	$0.25	$0.44	$3.70	$1.11	$1.16	$0.88	$0.56
DIVIDENDS	$0.25	$0.25	$—	$—	$—	$0.25	$—	$0.25	$—	$—
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (3)	53.1	52.7	53.1	53.1	53.1	54.0	53.8	53.9	54.1	54.3
BALANCE SHEET
Total investments		$10,326.2	$10,367.2	$10,222.1	$9,676.8		$9,395.6	$9,312.5	$9,043.1	$8,871.5
Separate account assets		$14,838.4	$13,367.0	$16,095.1	$15,594.4		$17,437.4	$18,660.1	$18,477.5	$18,595.5
Total assets		$30,336.1	$28,913.8	$31,437.5	$30,556.4		$31,588.0	$32,634.8	$32,088.6	$31,854.1
Total shareholders’ equity		$2,391.1	$2,529.8	$2,502.7	$2,502.5		$2,409.1	$2,357.3	$2,288.6	$2,267.7
Book value per share		$45.19	$47.83	$47.39	$47.44		$45.74	$44.24	$42.98	$42.27
Book value per share, excluding accumulated other comprehensive income		$45.44	$46.98	$46.52	$46.23		$45.84	$44.92	$44.17	$43.13

(1)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

(2)	Reflects the reclassification, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segment of an Enterprise and Related Information”, of costs that were classified as Minority Interest prior to the adoption of Statements of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”.

(3)	Excludes 0.3 million shares for the quarter ended December 31, 2001 due to antidilution.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	1999	Q4 99	Q3 99	Q2 99	Q1 99	1998	Q4 98	Q3 98	Q2 98	Q1 98
SEGMENT INCOME (LOSS) (1)
Property and Casualty	$199.6	$65.0	$49.5	$55.3	$29.8	$149.6	$52.4	$24.6	$34.9	$37.7
Allmerica Financial Services	205.5	54.2	54.7	47.7	48.9	169.0	43.5	39.1	44.2	42.2
Asset Management	23.5	5.3	5.7	6.8	5.7	23.7	6.7	6.9	6.2	3.9
Corporate (2)	(83.9)	(22.2)	(19.9)	(19.6)	(22.2)	(75.5)	(21.4)	(16.8)	(18.8)	(18.5)

Total segment income before federal income taxes and minority interest	$344.7	$102.3	$90.0	$90.2	$62.2	$266.8	$81.2	$53.8	$66.5	$65.3

Federal income tax expense on segment income	(63.8)	(21.5)	(14.2)	(17.2)	(10.9)	(44.5)	(11.7)	(8.5)	(10.1)	(14.2)

Minority interest
Equity in earnings	—	—	—	—	—	(9.8)	(2.4)	(1.9)	(1.7)	(3.8)

Total segment income after federal income taxes and minority interest	280.9	80.8	75.8	73.0	51.3	212.5	67.1	43.4	54.7	47.3
Net realized investment gains (losses), net of amortization and taxes	63.0	(13.6)	(16.7)	(6.2)	99.5	28.8	6.4	1.1	4.5	16.8
Sales practice litigation, net of taxes	—	—	—	—	—	(20.2)	—	(20.2)	—	—
Restructuring costs, net of taxes	1.2	1.2	—	—	—	(5.8)	(5.8)	—	—	—
Other items, net of taxes	—	—	—	—	—	(0.6)	—	—	—	(0.6)

Income from continuing operations	345.1	68.4	59.1	66.8	150.8	214.7	67.7	24.3	59.2	63.5
Discontinued operations
(Loss) income from operations of discontinued group life and health business, net of taxes	(18.8)	—	(15.5)	(6.6)	3.3	(13.5)	(1.8)	(16.1)	1.1	3.3
Loss on disposal of group life and health business, net of taxes	(30.5)	—	(30.5)	—	—	—	—	—	—	—

NET INCOME	$295.8	$68.4	$13.1	$60.2	$154.1	$201.2	$65.9	$8.2	$60.3	$66.8

PER SHARE DATA (DILUTED)
INCOME FROM CONTINUING OPERATIONS (3)	$6.21	$1.25	$1.08	$1.21	$2.61	$3.56	$1.13	$0.40	$0.98	$1.05
NET INCOME	$5.33	$1.25	$0.24	$1.09	$2.67	$3.33	$1.10	$0.13	$1.00	$1.11
DIVIDENDS	$0.25	$—	$0.25	$—	$—	$0.15	$—	$0.05	$0.05	$0.05
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	55.5	54.6	54.7	55.1	57.7	60.3	59.9	60.6	60.5	60.3
BALANCE SHEET
Total investments		$8,599.0	$9,004.6	$9,792.4	$9,922.1		$9,818.7	$9,936.0	$10,029.0	$9,684.2
Separate account assets		$17,629.6	$15,102.9	$15,635.9	$14,329.4		$13,697.7	$11,424.9	$12,260.5	$11,425.4
Total assets		$30,769.6	$29,080.0	$29,826.4	$28,461.2		$27,653.1	$25,233.5	$25,816.4	$24,511.8
Total shareholders’ equity		$2,240.2	$2,199.7	$2,248.7	$2,387.5		$2,458.6	$2,480.3	$2,539.4	$2,468.8
Book value per share		$41.32	$40.86	$41.49	$42.30		$41.95	$41.02	$42.04	$40.94
Book value per share, excluding accumulated other comprehensive income		$42.71	$41.76	$41.45	$40.97		$38.87	$38.08	$38.01	$37.07

(1)	Represents income or loss of the Company’s three operating segments: Property and Casualty, Allmerica Financial Services and Asset Management. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. In addition, segment income or loss reflects those results related to the Corporate segment, which consists of income and expenses related to invested assets, corporate debt, preferred securities of a subsidiary trust and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those related to certain officers and directors, technology, finance, human resources and legal.

(2)	Reflects the reclassification, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segment of an Enterprise and Related Information”, of costs that were classified as Minority Interest prior to the adoption of Statements of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”.

(3)	Income from continuing operations represents net income before adjustment for the results of the discontinued operations of the Company.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2003
	Price Range		Dividends Per Share
	High	Low
March 31	$16.43	$9.84	—
June 30	$18.53	$13.75	—
September 30	$24.90	$17.74	—
December 31	$31.29	$24.65	—

Quarter Ended	2002
	Price Range		Dividends Per Share
	High	Low
March 31	$45.17	$40.60	—
June 30	$50.33	$44.20	—
September 30	$45.85	$12.00	—
December 31	$11.51	$7.16	—

INDUSTRY RATINGS AS OF January 28, 2004

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A-	BBB+	Baa2
Citizens Insurance Company of America	A-	BBB+	—
First Allmerica Financial Life Insurance Company	B+	B+	Ba1
Allmerica Financial Life Insurance and Annuity Company	B+	B+	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bb+	BB-	Ba3
Allmerica Financial Corporation Capital Securities	bb-	B-	B2
Allmerica Financial Corporation Short Term Debt	AMB-3	—	NP
First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

EquiServe, LP

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

William J. Steglitz, CPA

Director, Investor Relations

(508) 855-3883

wsteglitz@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com